THE VICTORY PORTFOLIOS

Balanced Fund Core Bond Fund Diversified Stock Fund Established Value Fund Federal Money Market Fund Financial Reserves Fund Focused Growth Fund	Fund for Income Government Reserves Fund Institutional Money Market Fund Investment Grade Convertible Fund National Municipal Bond Fund Ohio Municipal Bond Fund	Ohio Municipal Money Market Fund Prime Obligations Fund Small Company Opportunity Fund Special Value Fund Stock Index Fund Tax-Free Money Market Fund Value Fund

Supplement dated August 21, 2008 to the

Statement of Additional Information (“SAI”) dated May 5, 2008

1.             The following modifies the section entitled “Instruments in Which the Funds Can Invest — Mortgage and Asset-Backed Securities — Asset-Backed Securities ,” which begins on p. 22.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the pay-down characteristics of the underlying financial assets that are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities.  Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

The value of asset-backed securities, including those issued by structured investment vehicles (“SIVs”), may be affected by, among other things, changes in: interest rates; the quality of the underlying assets or the market’s assessment thereof; factors concerning the interests in and structure of the issuer or the originator of the receivables; or the creditworthiness of the entities that provide any credit enhancements. SIVs have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs, although, based on available information, the substantial majority of the underlying collateral remains of high quality.

Each of the Financial Reserves Fund, Institutional Money Market Fund and Prime Obligations Fund (collectively the “Funds”) owns obligations of SIV Portfolio plc (“Portfolio”), formerly Cheyne Finance LLC, a SIV. On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral. Portfolio subsequently became insolvent and defaulted in its obligations to pay interest and principal due to the noteholders. The Trust’s Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of the Fund or its shareholders to dispose of the Portfolio securities at that time.

On April 16, 2008, the Funds received a partial payment on the Portfolio securities. Further, in mid-July 2008, Portfolio was restructured. In an auction held by the receiver, bidders acquired approximately 21% of Portfolio’s non-cash assets. The remaining non-cash assets were transferred to Gryphon Funding (“Gryphon”), a new SIV. Portfolio retained 7.5% of its original assets in cash. As a result of the reorganization, the Funds currently hold interests in both Portfolio and Gryphon.

For purposes of carrying out the monitoring procedures for Money Market Funds, as described under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” later in this SAI, the Funds have reduced the value of the combined Portfolio and Gryphon securities to an amount below par. This reduction has had minimal impact on the deviation between the Fund’s mark-to-market net asset value and its $1.00 amortized cost price per share, and has required no further action under the monitoring procedures.

On November 16, 2007, KeyCorp, the parent of the Adviser, established an irrevocable letter of credit for the benefit of the Institutional Money Market Fund to maintain its AAAm S&P rating. The letter of credit required KeyCorp to contribute $7.5 million cash into a demand deposit account which the Institutional Money Market

Fund could draw upon should certain triggering events occur. On July 17, 2008, KeyCorp amended the irrevocable letter of credit to include, in addition to the Institutional Money Market Fund, both the Financial Reserves Fund and the Prime Obligations Fund for the stated principal amount of each Fund’s original Cheyne holdings. Under the letter of credit, KeyCorp has agreed to maintain the mark-to-market net asset value of the Institutional Money Market Fund so that it does not fall below $0.9985 (or $0.9950 if that Fund no longer is rated by Standard & Poor’s Corporation) and the mark-to-market net asset values of each of the Financial Reserves Fund and the Prime Obligation Fund so that they do not fall below $0.995. The letter of credit will expire on March 31, 2009. To date, only the Institutional Money Market Fund has drawn on the letter of credit for a total amount of $2.7 million.

2.             The following modifies the last sentence of the first paragraph of the section entitled “Instruments in Which the Funds Can Invest — Foreign Investments,” which begins on p. 23.

The Focused Growth Fund may invest up to 20% of its assets in ADRs and each of the Balanced, Convertible, Diversified Stock, Established Value, Small Company Opportunity, Special Value and Value Funds may invest up to 10% of its assets in these securities.

3.             Due to her resignation, effective July 22, 2008, Ms. Jakki Haussler is no longer a Trustee of the Trust.

The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 57:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of the resignation of Ms. Haussler, effective July 22, 2008, the Board currently has one vacancy and ten Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.